UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES


Investment Company Act file number:  811-09160


ALLIANCEBERNSTEIN HIGH YIELD FUND, INC.


(Exact name of registrant as specified in charter)


1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)


Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)


Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2005

Date of reporting period:    September 30, 2005


ITEM 1.    REPORTS TO STOCKHOLDERS.





[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


AllianceBernstein High Yield Fund


Annual Report
September 30, 2005

Investment Products Offered
-----------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
-----------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

November 22, 2005

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein High Yield Fund (the "Fund") for the annual reporting period ended September 30, 2005.

Investment Objective and Policies

This open-end fund seeks to provide investors with a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Fund invests primarily in a diversified mix of high yield (below investment-grade) fixed-income securities, commonly known as "junk bonds".

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Credit Suisse First Boston High Yield (CSFBHY) Index for the six- and 12-month periods ended September 30, 2005.

The Fund underperformed its benchmark, the CSFBHY Index, for the 12-month period ended September 30, 2005. Within the Fund's high yield holdings, its industry allocation contributed positively to performance while security selection detracted. The Fund's underweight position in the automotive industry was one of the primary positive contributors to relative performance as that sector underperformed. The automotive industry was pressured by a series of negative developments, including several downgrades. The Fund's overweight position in the media/cable sector detracted from relative performance as that industry also underperformed. Within the Fund's security selection, performance was hurt by holdings in the packaging, utilities and building products sectors, but was helped by security selection in the automotive and wireless industries.

Market Review and Investment Strategy

During the annual reporting period, high yield debt outperformed the investment-grade sectors, which are more sensitive to rising interest rates. High yield securities returned 6.31%, as represented by the CSFBHY Index. A combination of factors supported the high yield market throughout the year, including a high investor demand for yield, limited supply and strong corporate earnings. Liquidity in the high yield market also remained ample with default rates near all-time lows. In September, however, returns were dampened somewhat as the sector posted its first negative monthly return since April. Investor sentiment turned more cautious as the post-Hurricane Katrina energy price shock weighed on consumers and equity investors.

High yield spreads, according to Credit Suisse First Boston, were 377 basis points over Treasuries at the end of the reporting period, representing a tightening of 53 basis points during the annual period. However, most of the tightening occurred early in the reporting period. The average yield at the end of the period was 7.98%.

Within the CSFBHY Index, all high yield industries posted positive returns during the period under review, except consumer durables and transportation. Outperforming industries included media/telecom, which returned


ALLIANCEBERNSTEIN HIGH YIELD FUND o 1


9.43%, utilities at 8.48%, service at 8.47%, energy at 8.42% and chemicals at 8.28%. Underperforming industries included consumer durables, which returned -7.96% and transportation, which returned -2.25%.

Dispersion among industries remained quite narrow which led to limited opportunities for outperformance through industry over- and underweights. As such, the Fund's U.S. High Yield Investment Team continued to emphasize security selection as the primary means of achieving value, drawing on its extensive fundamental and quantitative research to help identify the winners and losers. With continued spread compression and idiosyncratic and systemic risks on the rise, the Team reduced the Fund's risk exposure by moving the Fund's industry weightings closer to its benchmark weightings.

The Fund's research team continued to expect high yield to deliver modestly positive absolute returns for 2005. Fundamentals remained supportive as U.S. economic momentum continued, along with solid growth in corporate profits, cash flow and liquidity. Additionally, the high yield sector continued to be underpinned by an historic low default rate.


2 o ALLIANCEBERNSTEIN HIGH YIELD FUND


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Credit Suisse First Boston High Yield (CSFBHY) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a measure of lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse, designed to enable the Index to reflect the high yield market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Fund's portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds, otherwise known as "junk bonds," involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Investments in the Fund are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN HIGH YIELD FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK                                   Returns
                                                    ---------------------------
PERIODS ENDED SEPTEMBER 30, 2005                    6 Months          12 Months
-------------------------------------------------------------------------------
AllianceBernstein High Yield Fund
   Class A                                             2.72%            5.84%
   Class B                                             2.35%            5.11%
   Class C                                             2.36%            4.94%
   Advisor Class                                       2.87%            6.14%
   Class R**                                           2.61%           -0.44%*
   Class K**                                           2.76%           -0.28%*
   Class I**                                           2.91%           -0.11%*
Credit Suisse First Boston High Yield Index            2.82%            6.31%

*  Since Inception: see inception dates below.

** Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class R, Class K and Class I shares is 3/1/05.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
4/22/97* TO 9/30/05


Credit Suisse First Boston High Yield Index: $17,374

AllianceBernstein High Yield Fund Class A: $13,252

                         AllianceBernstein                       Credit Suisse
                          High Yield Fund                        First Boston
                               Class A                         High Yield Index
-------------------------------------------------------------------------------
4/22/97*                     $ 9,575                               $10,000
9/30/97                      $11,484                               $10,930
9/30/98                      $11,430                               $10,873
9/30/99                      $11,591                               $11,302
9/30/00                      $10,948                               $11,519
9/30/01                      $ 9,333                               $10,951
9/30/02                      $ 9,162                               $11,263
9/30/03                      $11,465                               $14,422
9/30/04                      $12,521                               $16,343
9/30/05                      $13,252                               $17,374


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High Yield Fund Class A shares (from 4/22/97* to 9/30/05) as compared to the performance of its benchmark. Since inception data for the Credit Suisse First Boston High Yield Index is only available weekly; therefore, benchmark data is from 4/23/97 to 9/30/97 not 4/22/97 to 9/30/97. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN HIGH YIELD FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2005

                                                 NAV Returns       SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                  5.84%           1.30%
5 Years                                                 3.89%           2.98%
Since Inception*                                        3.93%           3.40%
SEC Yield                                               5.53%

Class B Shares
1 Year                                                  5.11%           1.18%
5 Years                                                 3.17%           3.17%
Since Inception*                                        3.41%           3.41%
SEC Yield                                               5.04%

Class C Shares
1 Year                                                  4.94%           3.95%
5 Years                                                 3.17%           3.17%
Since Inception*                                        3.22%           3.22%
SEC Yield                                               5.05%

Advisor Class Shares
1 Year                                                  6.14%
5 Years                                                 4.23%
Since Inception*                                        4.26%
SEC Yield                                               6.08%

Class R Shares+
Since Inception*                                       -0.44%
SEC Yield                                               5.68%

Class K Shares+
Since Inception*                                       -0.28%
SEC Yield                                               6.02%

Class I Shares+
Since Inception*                                       -0.11%
SEC Yield                                               6.31%


* Inception dates: 4/22/97 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+ Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for these share classes is listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN HIGH YIELD FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2005)


                                                                   SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                                  1.30%
5 Years                                                                 2.98%
Since Inception*                                                        3.40%

Class B Shares
1 Year                                                                  1.18%
5 Years                                                                 3.17%
Since Inception*                                                        3.41%

Class C Shares
1 Year                                                                  3.95%
5 Years                                                                 3.17%
Since Inception*                                                        3.22%


* Inception dates: 4/22/97 for Class A, Class B, Class C and Advisor Class shares.

See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN HIGH YIELD FUND


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                  Beginning                      Ending
                Account Value                 Account Value               Expenses Paid
                April 1, 2005              September 30, 2005             During Period*
          -------------------------    --------------------------    ------------------------
            Actual     Hypothetical      Actual      Hypothetical**    Actual    Hypothetical
          ----------   ------------    ----------    ------------    ----------  ------------
Class A     $1,000        $1,000        $1,027.17      $1,019.25        $5.89       $5.87
-----------------------------------------------------------------------------------------
Class B     $1,000        $1,000        $1,023.53      $1,015.69        $9.49       $9.45
-----------------------------------------------------------------------------------------
Class C     $1,000        $1,000        $1,023.56      $1,015.74        $9.44       $9.40
-----------------------------------------------------------------------------------------
Advisor
Class       $1,000        $1,000        $1,028.66      $1,021.06        $4.07       $4.05
-----------------------------------------------------------------------------------------
Class R     $1,000        $1,000        $1,026.12      $1,017.80        $7.36       $7.33
-----------------------------------------------------------------------------------------
Class K     $1,000        $1,000        $1,027.57      $1,019.25        $5.90       $5.87
-----------------------------------------------------------------------------------------
Class I     $1,000        $1,000        $1,029.08      $1,020.66        $4.48       $4.46
-----------------------------------------------------------------------------------------

* Expenses are equal to the classes' annualized expense ratios of 1.16%, 1.87%, 1.86%, 0.80%, 1.45%, 1.16% and 0.88%, respectively, multiplied by the average account value over the period, multiply by the number of days in the period/365.

**  Assumes 5% return before expenses.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 7


PORTFOLIO SUMMARY
September 30, 2005


PORTFOLIO STATISTICS
Net Assets ($mil): $293.0


INDUSTRY BREAKDOWN*
   10.0%   Public Utilities-Electric Gas
    9.0%   Cable
    6.5%   Health Care
    6.4%   Mobile Communications
    5.8%   Energy
    5.6%   Industrial
    5.1%   Gaming                               [PIE CHART OMITTED]
    5.0%   Fixed Communications
    4.5%   Diversified Media
    4.5%   Paper/Packaging
    4.2%   Financial
    4.1%   Chemicals
    3.7%   Automotive
    3.3%   Building/Real Estate
    3.0%   Technology

   18.9%   Other

    0.4%   Short-Term


* All data are as of September 30, 2005. The Fund's industry breakdown is expressed as a percentage of total investments and may vary over time. "Other" represents less than 3.0% weightings in the following industries:
aerospace/defense, broadcasting/media, consumer manufacturing, entertainment/leisure, food & beverage, hotels/lodging, metals/mining, retail, service, supermarkets & drugs and transportation.

   Please Note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.


8 o ALLIANCEBERNSTEIN HIGH YIELD FUND


PORTFOLIO OF INVESTMENTS
September 30, 2005


                                                     Principal
                                                        Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-96.4%
Aerospace/Defense-1.4%
DRS Technologies, Inc.
   6.875%, 11/01/13                                    $ 1,184    $  1,142,560
L-3 Communications Corp.
   5.875%, 1/15/15                                       1,227       1,187,122
Sequa Corp.
   9.00%, 8/01/09                                          764         809,840
Transdigm, Inc.
   8.375%, 7/15/11                                       1,039       1,088,353
                                                                  ------------
                                                                     4,227,875
                                                                  ------------
Automotive-3.7%
Ford Motor Co.
   7.45%, 7/16/31                                        1,035         807,300
Ford Motor Credit Co.
   4.95%, 1/15/08                                        1,242       1,181,933
General Motors
   7.75%, 3/15/36(a)                                     2,664         679,320
General Motors Acceptance Corp.
   6.875%, 9/15/11                                       1,704       1,549,981
HLI Operating Co., Inc.
   10.50%, 6/15/10                                       1,124         972,260
Keystone Automotive Operations, Inc.
   9.75%, 11/01/13                                       1,587       1,579,064
Navistar International Corp.
   6.25%, 3/01/12                                        1,265       1,201,750
TRW Automotive, Inc.
   9.375%, 2/15/13                                         553         600,005
   11.00%, 2/15/13                                         610         687,775
United Auto Group, Inc.
   9.625%, 3/15/12                                         703         731,120
Visteon Corp.
   7.00%, 3/10/14                                          875         759,063
                                                                  ------------
                                                                    10,749,571
                                                                  ------------
Broadcasting/Media-1.4%
Albritton Communications
   7.75%, 12/15/12                                         742         736,435
Central European Media Enterprises Ltd.
   8.25%, 5/15/12(b)(c)                                    557         738,702
Corus Entertainment, Inc.
   8.75%, 3/01/12                                          710         760,588
Lamar Media Corp.
   6.625%, 8/15/15(b)                                      850         864,875
LIN Television Corp.
   6.50%, 5/15/13(b)                                     1,165       1,103,837
                                                                  ------------
                                                                     4,204,437
                                                                  ------------


ALLIANCEBERNSTEIN HIGH YIELD FUND o 9

                                                     Principal
                                                        Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Building/Real Estate-3.3%
Associated Materials, Inc.
   11.25%, 3/01/14(a)                                  $ 1,935    $    967,500
D.R. Horton, Inc.
   6.875%, 5/01/13                                       1,283       1,344,245
M/I Homes, Inc.
   6.875%, 4/01/12                                       1,353       1,265,055
Meritage Homes Corp.
   6.25%, 3/15/15                                        1,927       1,763,205
Schuler Homes
   10.50%, 7/15/11                                       1,233       1,331,640
WCI Communities, Inc.
   6.625%, 3/15/15                                       1,087         983,735
William Lyon Homes, Inc.
   10.75%, 4/01/13                                       1,810       1,950,275
                                                                  ------------
                                                                     9,605,655
                                                                  ------------
Cable-8.9%
Cablevision Systems Corp.
   Series B
   8.00%, 4/15/12                                        2,288       2,219,360
Charter Communications Holdings
   11.75%, 5/15/11(a)                                    8,778       6,276,270
CSC Holdings, Inc.
   7.00%, 4/15/12(b)                                     1,880       1,776,600
DirecTV Holdings
   6.375%, 6/15/15(b)                                    1,644       1,631,670
Echostar DBS Corp.
   6.375%, 10/01/11                                        985         976,381
Inmarsat Finance Plc
   7.625%, 6/30/12                                       1,541       1,587,230
   10.375%, 11/15/12(a)                                  1,303       1,068,460
Innova S De. R.L.
   9.375%, 9/19/13                                       1,477       1,676,395
Insight Communications Co., Inc.
   12.25%, 2/15/11(a)                                      580         591,600
Insight Midwest LP/Insight Capital, Inc.
   9.75%, 10/01/09                                       1,020       1,042,950
Intelsat Bermuda Ltd.
   8.625%, 1/15/15(b)                                    1,621       1,653,420
   8.695%, 1/15/12(b)(d)                                   414         421,245
PanAmSat Corp.
   9.00%, 8/15/14                                        1,111       1,172,105
PanAmSat Holding Corp.
   10.375%, 11/01/14(a)                                  3,411       2,353,590
Rogers Cable, Inc.
   6.75%, 3/15/15                                        1,568       1,571,920
                                                                  ------------
                                                                    26,019,196
                                                                  ------------


10 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                                                     Principal
                                                        Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Chemicals-4.0%
Borden US Finance Corp./Nova Scotia
   Finance ULC
   9.00%, 7/15/14(b)                                   $ 1,125    $  1,141,875
Equistar Chemical Funding
   10.125%, 9/01/08                                      1,268       1,363,100
   10.625%, 5/01/11                                        872         950,480
Huntsman Advanced Materials
   11.00%, 7/15/10                                       1,178       1,319,360
Huntsman LLC
   11.50%, 7/15/12                                       1,120       1,279,600
Nell AF SARL
   8.375%, 8/15/15(b)                                    3,215       3,142,662
Quality Distribution
   9.00%, 11/15/10                                       1,917       1,763,640
Westlake Chemical Corp.
   8.75%, 7/15/11                                          777         837,218
                                                                  ------------
                                                                    11,797,935
                                                                  ------------
Consumer Manufacturing-2.3%
ACCO Brands Corp.
   7.625%, 8/15/15(b)                                    1,545       1,529,550
Broder Brothers Co.
   Series B
   11.25%, 10/15/10                                      1,220       1,207,800
Jostens IH Corp.
   7.625%, 10/01/12                                      1,567       1,582,670
Levi Strauss & Co.
   8.254%, 4/01/12(d)                                    1,227       1,223,933
North Atlantic Holding
   12.25%, 3/01/14(a)                                    1,490         298,000
Playtex Products, Inc.
   8.00%, 3/01/11                                          948         993,030
                                                                  ------------
                                                                     6,834,983
                                                                  ------------
Diversified Media-4.4%
American Media, Inc.
   8.875%, 1/15/11                                       1,188       1,051,380
Dex Media, Inc.
   8.00%, 11/15/13                                       1,178       1,210,395
Dex Media East LLC
   12.125%, 11/15/12                                       785         918,450
Dex Media West LLC
   Series B
   8.50%, 8/15/10                                          566         598,545
   9.875%, 8/15/13                                       1,623       1,791,386
Primedia, Inc.
   8.00%, 5/15/13                                          959         966,193
   8.875%, 5/15/11                                         468         490,230
Rainbow National Services LLC
   8.75%, 9/01/12(b)                                     1,321       1,408,516
   10.375%, 9/01/14(b)                                   1,256       1,419,280


ALLIANCEBERNSTEIN HIGH YIELD FUND o 11


                                                     Principal
                                                        Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
WDAC Subsidiary Corp.
   8.375%, 12/01/14(b)                                 $ 1,668    $  1,613,790
WMG Holding Corp.
   9.50%, 12/15/14(a)                                    2,175       1,522,500
                                                                  ------------
                                                                    12,990,665
                                                                  ------------
Energy-5.6%
Amerada Hess Corp.
   7.30%, 8/15/31                                        1,577       1,839,810
Chesapeake Energy Corp.
   6.50%, 8/15/17(b)                                     1,670       1,699,225
   7.75%, 1/15/15                                          881         938,265
El Paso Corp.
   7.75%, 1/15/32                                        2,374       2,391,805
Enterprise Products Operations, Inc.
   Series B
   5.60%, 10/15/14                                       1,801       1,794,662
Grant Prideco, Inc.
   6.125%, 8/15/15(b)                                      709         716,090
HilCorp Energy
   10.50%, 9/01/10(b)                                    2,343       2,577,300
Kerr-McGee Corp.
   6.875%, 9/15/11                                       1,851       1,978,682
Premcor Refining Group
   9.50%, 2/01/13                                        1,000       1,127,500
Pride International, Inc.
   7.375%, 7/15/14                                       1,356       1,472,955
                                                                  ------------
                                                                    16,536,294
                                                                  ------------
Entertainment/Leisure-1.4%
NCL Corp.
   11.625%, 7/15/14(b)                                   1,478       1,559,290
Royal Caribbean Cruises
   8.75%, 2/02/11                                        1,064       1,194,340
Universal City Development
   11.75%, 4/01/10                                       1,137       1,284,810
                                                                  ------------
                                                                     4,038,440
                                                                  ------------
Financial-3.2%
Crum & Forster Holdings Corp.
   10.375%, 6/15/13                                        860         939,550
Fairfax Financial Holdings
   7.375%, 4/15/18                                       1,348       1,166,020
   7.75%, 4/26/12                                        1,400       1,344,000
Liberty Mutual Group, Inc.
   5.75%, 3/15/14(b)                                     1,830       1,788,137
Markel Capital Trust I
   Series B
   8.71%, 1/01/46(e)                                     1,507       1,602,494
PXRE Capital Trust I
   8.85%, 2/01/27                                        1,583       1,551,340
Royal & Sun Alliance Insurance
   8.95%, 10/15/29                                         790         998,566
                                                                  ------------
                                                                     9,390,107
                                                                  ------------


12 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                                                     Principal
                                                        Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Fixed Communications-4.9%
Cincinnati Bell, Inc.
   7.00%, 2/15/15                                      $   892    $    860,780
Citizens Communications
   6.25%, 1/15/13                                        1,478       1,418,880
Eircom Funding
   8.25%, 8/15/13                                        1,542       1,673,070
Hawaiian Telcom Communications, Inc.
   9.75%, 5/01/13(b)                                       705         719,100
   12.50%, 5/01/15(b)                                      542         547,420
Qwest Capital Funding, Inc.
   7.25%, 2/15/11                                        2,626       2,501,265
Qwest Services Corp.
   13.50%, 12/15/10                                      3,409       3,903,305
Time Warner Telecom, Inc.
   10.125%, 2/01/11                                      1,112       1,145,360
Valor Telecom Enterprise
   7.75%, 2/15/15                                        1,491       1,446,270
                                                                  ------------
                                                                    14,215,450
                                                                  ------------
Food & Beverage-0.9%
Central European Distribution Corp.
   8.00%, 7/25/12(b)(c)                                    197         255,327
Dole Foods Co.
   8.875%, 3/15/11                                         590         612,125
Dominos, Inc.
   8.25%, 7/01/11                                          601         631,050
Foodcorp Ltd.
   8.875%, 6/15/12(b)(c)                                   788       1,021,306
                                                                  ------------
                                                                     2,519,808
                                                                  ------------
Gaming-5.1%
Ameristar Casinos, Inc.
   10.75%, 2/15/09                                         814         869,963
Boyd Gaming Corp.
   7.75%, 12/15/12                                         773         812,616
Kerzner International Ltd. (Bahamas)
   6.75%, 10/01/15(b)                                    1,670       1,617,813
MGM Mirage
   6.625%, 7/15/15(b)                                    1,907       1,885,546
   8.375%, 2/01/11                                       1,511       1,624,325
Mohegan Tribal Gaming
   7.125%, 8/15/14                                       1,705       1,764,675
Penn National Gaming, Inc.
   6.875%, 12/01/11                                      1,434       1,441,170
Riviera Holdings Corp.
   11.00%, 6/15/10                                       1,979       2,137,320
Seneca Gaming Corp.
   7.25%, 5/01/12                                        1,723       1,766,075
Turning Stone Casino Entertainment
   9.125%, 12/15/10(b)                                     848         881,920
                                                                  ------------
                                                                    14,801,423
                                                                  ------------


ALLIANCEBERNSTEIN HIGH YIELD FUND o 13


                                                     Principal
                                                        Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Health Care-6.4%
Concentra Operating Corp.
   9.125%, 6/01/12                                     $   566    $    588,640
   9.50%, 8/15/10                                          697         730,108
Coventry Health Care, Inc.
   5.875%, 1/15/12                                         607         616,105
   6.125%, 1/15/15                                         668         684,700
DaVita, Inc.
   7.25%, 3/15/15                                        2,026       2,053,858
Extendicare Health Services, Inc.
   9.50%, 7/01/10                                            1           1,065
Hanger Orthopedic Group
   10.375%, 2/15/09                                      1,632       1,660,560
HCA, Inc.
   6.375%, 1/15/15                                       2,247       2,223,071
Iasis Healthcare Corp.
   8.75%, 6/15/14                                        1,691       1,754,413
Pacificare Health Systems
   10.75%, 6/01/09                                         986       1,067,345
Select Medical Corp.
   7.625%, 2/01/15                                       2,632       2,520,139
Triad Hospitals, Inc.
   7.00%, 11/15/13                                       2,084       2,110,050
Universal Hospital Services, Inc.
   10.125%, 11/01/11                                     1,041       1,067,025
Vanguard Health Holdings Co.
   11.25%, 10/01/15(a)                                   2,320       1,682,000
                                                                  ------------
                                                                    18,759,079
                                                                  ------------
Hotels/Lodging-2.2%
Gaylord Entertainment Co.
   8.00%, 11/15/13                                         838         879,900
Host Marriott LP
   Series G
   9.25%, 10/01/07                                       1,379       1,453,121
La Quinta Properties
   8.875%, 3/15/11                                         987       1,056,090
Starwood Hotels Resorts
   7.875%, 5/01/12                                       1,571       1,712,390
Vail Resorts, Inc.
   6.75%, 2/15/14                                        1,396       1,392,510
                                                                  ------------
                                                                     6,494,011
                                                                  ------------
Industrial-5.5%
Amsted Industries, Inc.
   10.25%, 10/15/11(b)                                   1,580       1,722,200
Amtrol, Inc.
   10.625%, 12/31/06                                     2,008       1,787,120
Case New Holland, Inc.
   9.25%, 8/01/11                                        1,175       1,242,563
Dayton Superior Corp.
   10.75%, 9/15/08                                         674         680,740
   13.00%, 6/15/09                                         685         548,000


14 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                                                     Principal
                                                        Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Fastentech, Inc.
   11.50%, 5/01/11                                     $   955    $    989,619
Goodman Global Holdings Co., Inc.
   7.875%, 12/15/12(b)                                   1,708       1,545,740
Mueller Group, Inc.
   10.00%, 5/01/12                                       1,195       1,266,700
NMHG Holdings Co.
   10.00%, 5/15/09                                         710         759,700
Sensus Metering Systems
   8.625%, 12/15/13                                      2,230       2,051,599
Terex Corp.
   Series B
   10.375%, 4/01/11                                        814         870,980
Trimas Corp.
   9.875%, 6/15/12                                       1,527       1,252,140
Trinity Industries
   6.50%, 3/15/14                                        1,455       1,433,175
                                                                  ------------
                                                                    16,150,276
                                                                  ------------
Metals/Mining-2.8%
AK Steel Corp.
   7.875%, 2/15/09                                       2,510       2,434,700
Citigroup (JSC Severstal)
   9.25%, 4/19/14(b)                                     1,804       1,997,389
Freeport-McMoRan Copper & Gold, Inc.
   10.125%, 2/01/10                                        959       1,059,695
International Steel Group
   6.50%, 4/15/14                                        1,190       1,178,100
Ispat Inland ULC
   9.75%, 4/01/14                                        1,279       1,483,640
                                                                  ------------
                                                                     8,153,524
                                                                  ------------
Mobile Communications-6.2%
Digicel Ltd.
   9.25%, 9/01/12(b)                                     1,872       1,937,520
KYIVSTAR
   7.75%, 4/27/12(b)                                       525         536,603
   10.375%, 8/17/09(b)                                   3,043       3,411,812
MobiFon Holdings BV
   12.50%, 7/31/10                                       3,576       4,201,799
Mobile Telesystems Finance
   8.00%, 1/28/12(b)                                     1,898       2,009,508
Nextel Communications
   5.95%, 3/15/14                                          837         856,809
   6.875%, 10/31/13                                      1,104       1,171,844
Rogers Wireless, Inc.
   7.25%, 12/15/12                                       1,184       1,252,080
   7.50%, 3/15/15                                        1,528       1,646,420
Rural Cellular Corp.
   9.75%, 1/15/10                                        1,246       1,258,460
                                                                  ------------
                                                                    18,282,855
                                                                  ------------


ALLIANCEBERNSTEIN HIGH YIELD FUND o 15


                                                     Principal
                                                        Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Paper/Packaging-4.4%
Anchor Glass Container Corp.
   11.00%, 2/15/13(f)                                  $   875     $   560,000
Berry Plastics Plc
   10.75%, 7/15/12                                       1,484       1,595,300
Crown Holdings
   9.50%, 3/01/11                                        1,135       1,242,825
Georgia-Pacific Corp.
   8.875%, 5/15/31                                         816         965,060
   9.375%, 2/01/13                                       1,857       2,070,555
Graphic Packaging International
   9.50%, 8/15/13                                        1,073       1,008,620
Huntsman Packaging Corp.
   13.00%, 6/01/10                                         827         392,825
NewPage Corp.
   10.00%, 5/01/12                                       1,638       1,539,720
Owens-Brockway Glass
   8.875%, 2/15/09                                       2,104       2,209,200
Pliant Corp.
   13.00%, 6/01/10                                       1,149         545,775
Russell-Stanley Holdings, Inc.
   9.00%, 11/30/08(e)(f)(g)(h)                           1,586         713,853
                                                                  ------------
                                                                    12,843,733
                                                                  ------------
Public Utilities - Electric & Gas-9.8%
AES Corp.
   8.75%, 5/15/13(b)                                       315         344,925
   9.00%, 5/15/15(b)                                       399         437,903
Aquila, Inc.
   14.875%, 7/01/12(i)                                     904       1,233,960
Calpine Corp.
   8.50%, 7/15/10(b)                                     1,517       1,084,655
DPL, Inc.
   6.875%, 9/01/11                                         680         732,700
Dynegy Holdings, Inc.
   10.125%, 7/15/13(b)                                     972       1,083,780
Dynegy-Roseton Danskammer
   Series B
   7.67%, 11/08/16                                       1,533       1,525,335
Edison Mission Energy
   9.875%, 4/15/11                                       1,975       2,340,374
FirstEnergy Corp.
   Series B
   6.45%, 11/15/11                                       2,000       2,129,530
Northwest Pipeline Corp.
   8.125%, 3/01/10                                         921         983,168
NRG Energy, Inc.
   8.00%, 12/15/13                                       1,122       1,194,930
Ormat Funding Corp.
   8.25%, 12/30/20                                          16          15,824
Reliant Energy, Inc.
   6.75%, 12/15/14                                       1,192       1,171,140
   9.50%, 7/15/13                                        1,539       1,700,595


16 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                                                     Principal
                                                        Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Southern Natural Gas
   7.35%, 2/15/31                                      $   872     $   890,213
   8.875%, 3/15/10                                       1,038       1,121,984
TECO Energy, Inc.
   6.75%, 5/01/15(b)                                     1,396       1,462,310
   7.00%, 5/01/12                                        1,172       1,236,460
TXU Corp.
   5.55%, 11/15/14                                       1,341       1,273,048
   6.50%, 11/15/24                                       3,262       3,055,772
Williams Cos., Inc.
   7.625%, 7/15/19                                       2,620       2,836,149
   7.875%, 9/01/21                                         837         920,700
                                                                  ------------
                                                                    28,775,455
                                                                  ------------
Retail-1.6%
GSC Holdings Corp.
   8.00%, 10/01/12(b)                                    2,620       2,620,000
JC Penney Co., Inc.
   7.625%, 3/01/97                                         785         804,625
   8.00%, 3/01/10                                        1,099       1,200,658
                                                                  ------------
                                                                     4,625,283
                                                                  ------------
Service-2.2%
Allied Waste North American
   6.375%, 4/15/11                                       2,067       1,979,153
H&E Equipment/Finance
   11.125%, 6/15/12                                      1,789       2,003,680
Service Corp. International
   6.50%, 3/15/08                                          991       1,005,865
United Rentals North America
   6.50%, 2/15/12                                        1,615       1,558,475
                                                                  ------------
                                                                     6,547,173
                                                                  ------------
Supermarkets & Drugs-1.1%
Couche-Tard
   7.50%, 12/15/13                                       1,079       1,111,370
Roundy's, Inc.
   Series B
   8.875%, 6/15/12                                         913       1,008,865
Stater Brothers Holdings, Inc.
   8.125%, 6/15/12                                       1,006         993,425
                                                                  ------------
                                                                     3,113,660
                                                                  ------------
Technology-2.9%
Celestica, Inc.
   7.875%, 7/01/11                                       2,103       2,145,060
Flextronics International Ltd.
   6.50%, 5/15/13                                        1,251       1,276,020
Lucent Technologies, Inc.
   6.45%, 3/15/29                                          540         472,500
   6.50%, 1/15/28                                        1,085         938,525
Nortel Networks Corp. (Canada)
   6.875%, 9/01/23                                         689         640,770


ALLIANCEBERNSTEIN HIGH YIELD FUND o 17


                                                     Shares or
                                                     Principal
                                                        Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
SCG Holding & Semiconductor Co.
   0.00%, 8/04/11(b)                                   $   400     $   680,728
Sungard Data Systems, Inc.
   9.125%, 8/15/13(b)                                    1,511       1,565,774
Telcordia Technologies, Inc.
   10.00%, 3/15/13(b)                                      930         878,850
                                                                  ------------
                                                                     8,598,227
                                                                  ------------
Transportation-0.8%
ATA Airlines, Inc.
   6.99%, 4/15/16(b)                                     1,803       1,532,339
Horizon Lines LLC
   9.00%, 11/01/12                                         694         743,448
                                                                  ------------
                                                                     2,275,787
                                                                  ------------
Total Corporate Debt Obligations
   (cost $288,144,413)                                             282,550,902
                                                                  ------------
NON-CONVERTIBLE PREFERRED
STOCKS-1.4%
Paxson Communications
   14.25%, 11/15/06(g)                                     197       1,339,600
Sovereign REIT
   Series A
   12.00%, 8/29/49(b)                                    1,875       2,756,250
                                                                  ------------
Total Non-Convertible Preferred Stocks
   (cost $3,605,049)                                                 4,095,850
                                                                  ------------
COMMON STOCKS(j)-0.0%
Phase Metrics, Inc.(e)                                 126,418           1,264
Versatel Telecom International NV                       26,365          69,932
                                                                  ------------
Total Common Stocks
   (cost $1,258,040)                                                    71,196
                                                                  ------------
WARRANTS-0.0%
Pliant Corp.
   Warrants, expiring 6/01/10(e)(f)(h)
   (cost $7,317)                                           200               2
                                                                  ------------
SHORT-TERM INVESTMENT-0.4%
Time Deposit-0.4%
The Bank of New York
   2.75% ,10/03/05
   (cost $1,050,000)                                 $   1,050       1,050,000
                                                                  ------------
Total Investments-98.2%
   (cost $294,064,819)                                             287,767,950
Other assets less liabilities-1.8%                                   5,209,905
                                                                  ------------
Net Assets-100%                                                   $292,977,855
                                                                  ============


18 o ALLIANCEBERNSTEIN HIGH YIELD FUND


FORWARD EXCHANGE CURRENCY CONTRACT (see Note D)

                                        U.S. $
                          Contract     Value on       U.S. $
                           Amount     Origination     Current       Unrealized
                            (000)         Date         Value       Appreciation
-------------------------------------------------------------------------------
Sale Contract
Euro, settling 10/18/05     1,549     $ 1,913,749   $ 1,869,576      $ 44,173


(a) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the aggregate market value of these securities amounted to $61,322,782 or 20.9% of net assets.

(c) Positions, or portion thereof, with an aggregate market value of $2,015,335 have been segregated to collateralize forward exchange currency contracts.

(d) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2005.

(e) Illiquid security, valued at fair value (see Note A).

(f) Security is in default and is non-income producing.

(g) Pay-In-Kind Payments (PIK).

(h) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.24% of net assets as of September 30, 2005 are considered illiquid and restricted.


                              Acquisition         Acquisition          Market       Percentage of
 Restricted Securities           Date                Cost              Value         Net Assets
----------------------       ------------        ------------      ------------    --------------
Russell-Stanley                2/10/99-          $8,483,114          $713,853           0.24%
Holdings, Inc.                 5/31/05
9.00%, 11/30/08

Pilant Corp.- warrants         10/04/04               7,317                 2           0.00
expiring 6/01/10


(i) The coupon on this security varies along with its rating. If its rating falls below Baa3/BBB- by either Moody's or Standard & Poor's, the coupon steps up 50 basis points. The security is currently rated B2/B-.

(j) Non-income producing security.


See notes to financial statements.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 19


STATEMENT OF ASSETS & LIABILITIES
September 30, 2005

Assets
Investments in securities, at value (cost $294,064,819)           $287,767,950
Cash                                                                 1,757,058
Unrealized appreciation of forward exchange
   currency contracts                                                   44,173
Interest receivable                                                  5,452,019
Receivable for investment securities sold                            3,093,513
Receivable for capital stock sold                                    1,453,264
                                                                  ------------
Total assets                                                       299,567,977
                                                                  ------------
Liabilities
Payable for capital stock redeemed                                   2,560,923
Payable for investment securities purchased                          2,568,925
Dividends payable                                                      713,039
Distribution fee payable                                               188,952
Advisory fee payable                                                   126,413
Transfer agent fee payable                                             124,314
Accrued expenses                                                       307,556
                                                                  ------------
Total liabilities                                                    6,590,122
                                                                  ------------
Net Assets                                                        $292,977,855
                                                                  ============
Composition of Net Assets
Capital stock, at par                                             $     49,506
Additional paid-in capital                                         646,495,882
Distributions in excess of net investment income                      (983,128)
Accumulated net realized loss on investment and
   foreign currency transactions                                  (346,330,993)
Net unrealized depreciation of investments and
   foreign currency denominated assets and liabilities              (6,253,412)
                                                                  ------------
                                                                  $292,977,855
                                                                  ============
Calculation of Maximum Offering Price Per Share

                                            Net Asset Value and:     Maximum
                                Shares     Offering   Redemption    Offering
Class        Net Assets      Outstanding    Price       Price        Price *
-------------------------------------------------------------------------------
A           $  92,769,655    15,674,030         --      $ 5.92      $6.18
B           $ 146,729,217    24,800,277     $ 5.92          --         --
C           $  46,526,351     7,859,162     $ 5.92          --         --
Advisor     $   6,923,908     1,167,214     $ 5.93      $ 5.93         --
R           $       9,639         1,629     $ 5.92      $ 5.92         --
K           $       9,543         1,613     $ 5.92      $ 5.92         --
I           $       9,542         1,613     $ 5.92      $ 5.92         --


* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.

   See notes to financial statements.


20 o ALLIANCEBERNSTEIN HIGH YIELD FUND


STATEMENT OF OPERATIONS
Year Ended September 30, 2005


Investment Income
Interest                                        $45,311,147
Dividends                                           864,374    $ 46,175,521
                                               ------------
Expenses
Advisory fee                                      2,715,824
Distribution fee--Class A                           334,757
Distribution fee--Class B                         1,871,187
Distribution fee--Class C                           578,062
Distribution fee--Class R                                28
Distribution fee--Class K                                14
Transfer agency                                   1,096,605
Custodian                                           232,844
Printing                                            148,104
Registration                                        110,395
Administrative                                       93,000
Audit                                                77,119
Legal                                                46,706
Directors' fees                                      21,840
Miscellaneous                                        37,646
                                               ------------
Total expenses                                    7,364,131
Less: expense offset arrangement
   (see Note B)                                      (5,807)
                                               ------------
Net expenses                                                      7,358,324
                                                               ------------
Net investment income                                            38,817,197
                                                               ------------
Realized and Unrealized Gain (Loss) on
Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions                                         (377,567)(a)
   Foreign currency transactions                                     47,312
Net change in unrealized
   appreciation/depreciation of:
   Investments                                                   (5,949,749)
   Foreign currency denominated
      assets and liabilities                                         43,457
                                                               ------------
Net loss on investment and foreign
  currency transactions                                          (6,236,547)
                                                               ------------
Net Increase in Net Assets
  from Operations                                              $ 32,580,650
                                                               ============


(a) On August 5, 2005, the Fund had a redemption-in-kind with total proceeds in the amount of $233,446,097. The net realized gain of the transactions of $8,721,254 will not be realized for tax purposes.

See notes to financial statements.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 21


STATEMENT OF CHANGES IN NET ASSETS


                                                   Year Ended     Year Ended
                                                  September 30,  September 30,
                                                      2005           2004
                                                  ============   =============
Increase (Decrease) in Net Assets
from Operations
Net investment income                              $38,817,197     $45,049,021
Net realized gain (loss) on investment
   and foreign currency transactions                  (330,255)     11,526,962
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities               (5,906,292)     (5,495,785)
                                                  ------------    ------------
Net increase in net assets
   from operations                                  32,580,650      51,080,198
Dividends and Distributions to
Shareholders from
Net investment income
   Class A                                          (7,901,108)     (8,246,829)
   Class B                                         (12,042,998)    (19,274,632)
   Class C                                          (3,714,698)     (5,149,825)
   Advisor Class                                   (13,867,177)    (14,065,202)
   Class R                                                (394)             -0-
   Class K                                                (406)             -0-
   Class I                                                (421)             -0-
Tax return of capital
   Class A                                            (292,473)             -0-
   Class B                                            (445,792)             -0-
   Class C                                            (137,506)             -0-
   Advisor Class                                      (513,317)             -0-
   Class R                                                 (15)             -0-
   Class K                                                 (15)             -0-
   Class I                                                 (16)             -0-
Capital Stock Transactions
Net decrease                                      (281,362,990)     (9,908,423)
                                                  ------------    ------------
Total decrease                                    (287,698,676)     (5,564,713)
Net Assets
Beginning of period                                580,676,531     586,241,244
                                                  ------------    ------------
End of period (including distributions
   in excess of net investment income
   of ($983,128) and ($2,609,788),
   respectively)                                  $292,977,855    $580,676,531
                                                  ============    ============


See notes to financial statements.


22 o ALLIANCEBERNSTEIN HIGH YIELD FUND


NOTES TO FINANCIAL STATEMENTS
September 30, 2005


NOTE A
Significant Accounting Policies

AllianceBernstein High Yield Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on December 19, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ")


ALLIANCEBERNSTEIN HIGH YIELD FUND o 23


are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies,


24 o ALLIANCEBERNSTEIN HIGH YIELD FUND


currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Advisor Class, Class R, Class K and Class I shares. Advisor Class and Class I shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 25


NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the average daily net assets of the Fund. Prior to September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis 1.70%, 2.40%, 2.40%, 1.40%, 1.90%, 1.65%, and 1.40% of the
daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended September 30, 2005, there were no expenses waived by the Adviser.

Effective January 1, 2004, through September 6, 2004, in contemplation of the final agreement with Office of the New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate as discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the year ended September 30, 2005 such fees amounted to $93,000.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by AGIS amounted to $625,973 for the year ended September 30, 2005.

For the year ended September 30, 2005, the Fund's expenses were reduced by $5,807 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $9,851 from the sale of Class A shares and received $1,298, $231,780 and $5,208 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2005.


26 o ALLIANCEBERNSTEIN HIGH YIELD FUND


NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $21,790,959, $1,724,704, $0 and $0 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2005, were as follows:

                                                   Purchases         Sales
                                                  ============    ============
Investment securities (excluding
   U.S. government securities)                    $359,150,001    $633,042,638
U.S. government securities                                  -0-             -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                              $294,443,102
                                                                  ============
Gross unrealized appreciation                                       10,998,774
Gross unrealized depreciation                                      (17,673,926)
                                                                  ------------
Net unrealized depreciation                                       $ (6,675,152)
                                                                  ============

1. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denomi-


ALLIANCEBERNSTEIN HIGH YIELD FUND o 27


nated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E
Capital Stock

There are 21,000,000,000 shares of $.001 par value capital stock authorized, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                              Shares                         Amount
                   ---------------------------   -----------------------------
                     Year Ended     Year Ended      Year Ended      Year Ended
                   September 30, September 30,   September 30,   September 30,
                            2005          2004            2005            2004
-------------------------------------------------------------------------------
Class A
Shares sold            7,157,692    14,126,083   $  43,231,900   $  85,058,412
Shares issued in
  reinvestment of
  dividends              712,788       708,047       4,320,628       4,290,109
Shares converted
  from Class B           796,574       896,147       4,788,775       5,450,057
Shares redeemed      (12,515,504)  (11,328,361)    (75,379,592)    (68,810,840)
Net increase
  (decrease)          (3,848,450)    4,401,916   $ (23,038,289)  $  25,987,738


28 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                              Shares                         Amount
                   ---------------------------   -----------------------------
                     Year Ended     Year Ended      Year Ended      Year Ended
                   September 30, September 30,   September 30,   September 30,
                            2005          2004            2005            2004
-------------------------------------------------------------------------------
Class B
Shares sold            2,121,966     5,962,282   $  12,899,129   $  36,256,757
Shares issued in
  reinvestment of
  dividends            1,246,407     1,615,178       7,537,866       9,804,685
Shares converted
  to Class A            (796,574)     (895,858)     (4,788,775)     (5,450,057)
Shares redeemed      (13,860,424)  (17,305,326)    (83,673,778)   (104,949,071)
Net decrease         (11,288,625)  (10,623,724)  $ (68,025,558)  $ (64,337,686)
Class C
Shares sold            1,087,955     3,953,349   $   6,595,687   $  24,033,346
Shares issued in
  reinvestment of
  dividends              378,087       397,812       2,288,006       2,420,186
Shares redeemed       (4,616,903)   (4,705,821)    (27,911,091)    (28,600,444)
Net decrease          (3,150,861)     (354,660)  $ (19,027,398)  $  (2,146,912)
Advisor Class
Shares sold           12,679,014     5,049,700   $  78,040,830   $  30,774,947
Shares issued in
  reinvestment of
  dividends            2,285,746     1,897,226      13,841,465      11,542,074
Shares redeemed      (43,530,775)   (1,923,660)   (263,184,140)    (11,728,584)
Net increase
  (decrease)         (28,566,015)    5,023,266   $(171,301,845)  $  30,588,437

             March 1, 2005(a) to           March 1, 2005(a) to
                   September 30,                 September 30,
                            2005                          2005
-------------------------------------------------------------------------------
Class R
Shares sold                1,629                 $      10,100
Shares issued in
  reinvestment of
  dividends                   -0-                           -0-
Shares redeemed               -0-                           -0-
Net increase               1,629                 $      10,100
Class K
Shares sold                1,613                 $      10,000
Shares issued in
  reinvestment of
  dividends                   -0-                           -0-
Shares redeemed               -0-                           -0-
Net increase               1,613                 $      10,000
-------------------------------------------------------------------------------
(a) Commencement of distribution.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 29


             March 1, 2005(a) to           March 1, 2005(a) to
                   September 30,                 September 30,
                            2005                          2005
-------------------------------------------------------------------------------
Class I
Shares sold                1,613                 $      10,000
Shares issued in
  reinvestment of
  dividends                   -0-                           -0-
Shares redeemed               -0-                           -0-
Net increase               1,613                 $      10,000
-------------------------------------------------------------------------------
(a) Commencement of distribution.

NOTE F
Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, theFund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility")


30 o ALLIANCEBERNSTEIN HIGH YIELD FUND


intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2005.

NOTE H
Distributions To Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2005 and September 30, 2004 were as follows:

                                        2005                 2004
---------------------------------------------------------------------
Distributions paid from:
  Ordinary income                $    37,527,202      $    46,736,488
                                 ---------------      ---------------
Total taxable distributions           37,527,202           46,736,488
Tax return of capital                  1,389,134                   -0-
                                 ---------------      ---------------
Total distributions paid         $    38,916,336      $    46,736,488
                                 ===============      ===============

As of September 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                  $  (346,178,626)(a)
Unrealized appreciation/(depreciation)                     (6,675,868)(b)
                                                      ---------------
Total accumulated earnings/(deficit)                  $  (352,854,494)(c)
                                                      ===============

(a) On September 30, 2005, the Fund had a net capital loss carryforward for federal income tax purposes of $338,170,348 of which $42,171,352 expires in the year 2007, $69,495,145 expires in the year 2008, $138,621,046 expires in the year 2009, $80,368,329 expires in the year 2010, $4,663,406 expires in the year 2011 and $2,851,070 expires in the year 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital loss incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the fiscal year ended September 30, 2005, the Fund deferred to October 1, 2005 post-October capital losses of $8,008,278.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences, primarily due to a tax return of capital, the tax treatment of redemption in kind, tax treatment of foreign currency transactions and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment transactions and a increase in additional paid-in capital. This reclassification had no effect on net assets.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 31


NOTE I
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

   (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement , please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of


32 o ALLIANCEBERNSTEIN HIGH YIELD FUND


the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees


ALLIANCEBERNSTEIN HIGH YIELD FUND o 33


of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to pro-


34 o ALLIANCEBERNSTEIN HIGH YIELD FUND


vide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b) claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 35


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         Class A
                                      -----------------------------------------------------------------------------
                                            Year Ended          September
                                           September 30,       1, 2003 to               Year Ended August 31,
                                      ---------------------     September       -----------------------------------
                                         2005          2004   30, 2003(a)          2003       2002(b)          2001
                                      -----------------------------------------------------------------------------
Net asset value,
  beginning of period                 $  6.02       $  5.98       $  5.90       $  5.33       $  6.49       $  8.10
                                      -----------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                  .45(d)        .43(d)        .04           .48           .60           .76
Net realized and unrealized
  gain (loss) on investment
  transactions                           (.10)          .11           .08           .61         (1.16)        (1.50)
                                      -----------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                              .35           .54           .12          1.09          (.56)         (.74)
                                      -----------------------------------------------------------------------------
LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                      (.43)         (.50)         (.04)         (.49)         (.58)         (.72)
Tax return of capital                    (.02)           -0-           -0-         (.03)         (.02)         (.15)
                                      -----------------------------------------------------------------------------
Total dividends and distributions        (.45)         (.50)         (.04)         (.52)         (.60)         (.87)
                                      -----------------------------------------------------------------------------
Net asset value, end of period        $  5.92       $  6.02       $  5.98       $  5.90       $  5.33       $  6.49
                                      =============================================================================
TOTAL RETURN
Total investment return based on
  net asset value(e)                     5.84%         9.23%         2.03%        21.38%        (9.14)%       (9.39)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                     $92,770      $117,602       $90,466      $134,674       $72,455       $78,053
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                       1.16%         1.15%         1.63%(f)      1.38%         1.43%         1.34%
  Expenses, before waivers/
    reimbursements                       1.16%         1.32%         1.63%(f)      1.38%         1.43%         1.34%
  Net investment income                  7.31%(d)      7.09%(d)      7.60%(f)      8.33%        10.06%        10.62%
Portfolio turnover rate                    68%           83%           10%          123%           57%           98%


See footnote summary on page 43.


36 o ALLIANCEBERNSTEIN HIGH YIELD FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                         Class B
                                      -----------------------------------------------------------------------------
                                            Year Ended          September
                                           September 30,       1, 2003 to               Year Ended August 31,
                                      ---------------------     September       -----------------------------------
                                         2005          2004   30, 2003(a)          2003       2002(b)          2001
                                      -----------------------------------------------------------------------------
Net asset value,
  beginning of period                 $  6.02       $  5.99       $  5.90       $  5.33       $  6.50       $  8.10
                                      -----------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                  .40(d)        .50(d)        .03           .43           .56           .70
Net realized and unrealized
  gain (loss) on investment
  transactions                           (.10)         (.01)          .10           .62         (1.17)        (1.48)
                                      -----------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                              .30           .49           .13          1.05          (.61)         (.78)
                                      -----------------------------------------------------------------------------
LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                      (.39)         (.46)         (.04)         (.45)         (.54)         (.68)
Tax return of capital                    (.01)           -0-           -0-         (.03)         (.02)         (.14)
                                      -----------------------------------------------------------------------------
Total dividends and distributions        (.40)         (.46)         (.04)         (.48)         (.56)         (.82)
                                      -----------------------------------------------------------------------------
Net asset value, end of period        $  5.92       $  6.02       $  5.99       $  5.90       $  5.33       $  6.50
                                      =============================================================================
TOTAL RETURN
Total investment return based on
  net asset value(e)                     5.11%         8.38%         2.15%        20.55%        (9.94)%       (9.94)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                    $146,729      $217,320      $279,666      $277,190      $256,533      $356,062
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                       1.87%         1.88%         2.40%(f)      2.11%         2.15%         2.06%
  Expenses, before waivers/
    reimbursements                       1.87%         2.05%         2.42%(f)      2.11%         2.15%         2.06%
  Net investment income                  6.63%(d)      8.18%(d)      7.11%(f)      7.79%         9.34%         9.97%
Portfolio turnover rate                    68%           83%           10%          123%           57%           98%


See footnote summary on page 43.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 37


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                         Class C
                                      -----------------------------------------------------------------------------
                                            Year Ended          September
                                           September 30,       1, 2003 to               Year Ended August 31,
                                      ---------------------     September       -----------------------------------
                                         2005          2004   30, 2003(a)          2003       2002(b)          2001
                                      -----------------------------------------------------------------------------
Net asset value,
  beginning of period                 $  6.03       $  5.99       $  5.90       $  5.33       $  6.50       $  8.10
                                      -----------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                  .40(d)        .45(d)        .03           .43           .56           .70
Net realized and unrealized
  gain (loss) on investment
  transactions                           (.11)          .05           .10           .62         (1.17)        (1.48)
                                      -----------------------------------------------------------------------------
Net increase (decrease) in
  net asset value
  from operations                         .29           .50           .13          1.05          (.61)         (.78)
                                      -----------------------------------------------------------------------------
LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                      (.39)         (.46)         (.04)         (.45)         (.54)         (.68)
Tax return of capital                    (.01)           -0-           -0-         (.03)         (.02)         (.14)
                                      -----------------------------------------------------------------------------
Total dividends and distributions        (.40)         (.46)         (.04)         (.48)         (.56)         (.82)
                                      -----------------------------------------------------------------------------
Net asset value, end of period        $  5.92       $  6.03       $  5.99       $  5.90       $  5.33       $  6.50
                                      =============================================================================
TOTAL RETURN
Total investment return based on
  net asset value(e)                     4.94%         8.56%         2.15%        20.54%        (9.94)%       (9.94)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                     $46,526       $66,336       $68,068       $66,427       $48,448       $67,360
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                       1.86%         1.87%         2.40%(f)      2.10%         2.14%         2.04%
  Expenses, before waivers/
    reimbursements                       1.86%         2.04%         2.41%(f)      2.10%         2.14%         2.04%
  Net investment income                  6.62%(d)      7.40%(d)      7.11%(f)      7.72%         9.35%         9.97%
Portfolio turnover rate                    68%           83%           10%          123%           57%           98%


See footnote summary on page 43.


38 o ALLIANCEBERNSTEIN HIGH YIELD FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                       Advisor Class
                                      -----------------------------------------------------------------------------
                                            Year Ended          September
                                           September 30,       1, 2003 to               Year Ended August 31,
                                      ---------------------     September       -----------------------------------
                                         2005          2004   30, 2003(a)          2003       2002(b)          2001
                                      -----------------------------------------------------------------------------
Net asset value,
  beginning of period                 $  6.03       $  5.99       $  5.91       $  5.34       $  6.50       $  8.10
                                      -----------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                  .48(d)        .44(d)        .04           .49           .62           .70
Net realized and unrealized
  gain (loss) on investment
  transactions                           (.12)          .11           .08           .61         (1.16)        (1.40)
                                      -----------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                              .36           .55           .12          1.10          (.54)         (.70)
                                      -----------------------------------------------------------------------------
LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                      (.44)         (.51)         (.04)         (.50)         (.61)         (.74)
Tax return of capital                    (.02)           -0-           -0-         (.03)         (.01)         (.16)
                                      -----------------------------------------------------------------------------
Total dividends and distributions        (.46)         (.51)         (.04)         (.53)         (.62)         (.90)
                                      -----------------------------------------------------------------------------
Net asset value, end of period        $  5.93       $  6.03       $  5.99       $  5.91       $  5.34       $  6.50
                                      =============================================================================
TOTAL RETURN
Total investment return based on
  net asset value(e)                     6.14%         9.51%         2.05%        21.73%        (8.82)%       (8.96)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $6,924      $179,418      $148,041      $145,549       $95,895       $27,762
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        .80%          .85%         1.40%(f)      1.09%         1.16%         1.04%
  Expenses, before waivers/
    reimbursements                        .80%         1.02%         1.40%(f)      1.09%         1.16%         1.04%
  Net investment income                  7.73%(d)      7.26%(d)      8.12%(f)      8.72%        10.43%        10.92%
Portfolio turnover rate                    68%           83%           10%          123%           57%           98%


See footnote summary on page 43.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 39


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                 Class R
                                                              -------------
                                                                   March 1,
                                                                 2005(g) to
                                                              September 30,
                                                                       2005
                                                              -------------
Net asset value, beginning of period                                $  6.20
                                                              -------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)                                             .25
Net realized and unrealized loss on investment transactions            (.28)
                                                              -------------
Net decrease in net asset value from operations                        (.03)
                                                              -------------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                   (.24)
Tax return of capital                                                  (.01)
                                                              -------------
Total dividends and distributions                                      (.25)
                                                              -------------
Net asset value, end of period                                      $  5.92
                                                              =============
TOTAL RETURN
Total investment return based on net asset value(e)                    (.44)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $10
Ratio to average net assets of:
  Expenses                                                             1.45%
  Net investment income(d)(f)                                          7.17%
Portfolio turnover rate                                                  68%


See footnote summary on page 43.


40 o ALLIANCEBERNSTEIN HIGH YIELD FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period


                                                                 Class K
                                                              -------------
                                                                   March 1,
                                                                 2005(g) to
                                                              September 30,
                                                                       2005
                                                              -------------
Net asset value, beginning of period                                $  6.20
                                                              -------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)                                             .26
Net realized and unrealized loss on investment transactions            (.28)
                                                              -------------
Net decrease in net asset value from operations                        (.02)
                                                              -------------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                   (.25)
Tax return of capital                                                  (.01)
                                                              -------------
Total dividends and distributions                                      (.26)
                                                              -------------
Net asset value, end of period                                      $  5.92
                                                              =============
TOTAL RETURN
Total investment return based on net asset value(e)                    (.28)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $10
Ratio to average net assets of:
  Expenses                                                             1.16%
  Net investment income(d)(f)                                          7.47%
Portfolio turnover rate                                                  68%


See footnote summary on page 43.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 41


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                 Class I
                                                              -------------
                                                                   March 1,
                                                                 2005(g) to
                                                              September 30,
                                                                       2005
                                                              -------------
Net asset value, beginning of period                                $  6.20
                                                              -------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)                                             .27
Net realized and unrealized loss on investment transactions            (.28)
                                                              -------------
Net decrease in net asset value from operations                        (.01)
                                                              -------------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                   (.26)
Tax return of capital                                                  (.01)
                                                              -------------
Total dividends and distributions                                      (.27)
                                                              -------------
Net asset value, end of period                                      $  5.92
                                                              =============
TOTAL RETURN
Total investment return based on net asset value(e)                    (.11)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $10
Ratio to average net assets of:
  Expenses                                                              .88%
  Net investment income(d)(f)                                          7.75%
Portfolio turnover rate                                                  68%


See footnote summary on page 43.


42 o ALLIANCEBERNSTEIN HIGH YIELD FUND


(a) The Fund changed its fiscal year end from August 31 to September 30.

(b) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended August 31, 2002, the effect of this change to Class A, B, C and Advisor Class was to decrease net investment income per share by $.01 and decrease net realized and unrealized loss on investment transactions per share by $.01. Consequently, the ratio of net investment income to average net assets decreased from 10.19% to 10.06% for Class A, from 9.47% to 9.34% for Class B, from 9.47% to 9.35% for Class C and from 10.56% to 10.43% for Advisor Class. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(c) Based on average shares outstanding.

(d) Net of waivers/reimbursement by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f) Annualized.

(g) Commencement of distribution.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 43


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein High Yield Fund, Inc.
We have audited the accompanying statement of assets and liabilities of AllianceBernstein High Yield Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein High Yield Fund, Inc. at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP


New York, New York
November 16, 2005


44 o ALLIANCEBERNSTEIN HIGH YIELD FUND


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy
Marshall C. Turner, Jr.


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Gershon Distenfeld, Vice President
Michael A. Snyder, Vice President
Mark A. Hamilton, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Principal Underwriter

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public
Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the U.S. High Yield Investment Team, comprised of senior U.S. High Yield Team members.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 45


MANAGEMENT OF THE FUND


BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                       IN FUND          OTHER
    NAME, ADDRESS,                             PRINCIPAL                               COMPLEX      DIRECTORSHIP(S)
    DATE OF BIRTH                            OCCUPATION(S)                           OVERSEEN BY        HELD BY
(FIRST YEAR ELECTED*)                     DURING PAST 5 YEARS                          DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, **                 Executive Vice President of Alliance                    81       SCB Partners,
1345 Avenue of the                Capital Management Corporation                                   Inc., SCB,Inc.
Americas,                         ("ACMC") since 2001 and Chairman
New York, NY 10105                of the Board of AllianceBernstein
10/2/57                           Investment Research and
(2003)                            Management, Inc. ("ABIRM") since
                                  2000; prior thereto, Chief Executive
                                  Officer of Sanford C. Bernstein &
                                  Co., LLC (institutional research and
                                  brokerage arm of Bernstein & Co.,
                                  LLC. ("SCB & Co.")) and its prede-
                                  cessor since prior to 2000.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #+         Investment adviser and an                               108      None
2 Sound View Drive                independent consultant. He was
Suite 100                         formerly Senior Manager of Barrett
Greenwich, CT 06830               Associates, Inc., a registered
Chairman of the Board             investment adviser, with which he
9/7/32                            had been associated since prior
(1997)                            to 2000. He was formerly Deputy
                                  Comptroller and Chief Investment
                                  Officer of the State of New York
                                  and, prior thereto, Chief Investment
                                  Officer of the New York Bank for
                                  Savings.

Ruth Block, # ++                  Formerly Executive Vice President                       106      None
500 SE Mizner Blvd.               and Chief Insurance Officer of
Boca Raton, FL 33432              The Equitable Life Assurance
11/7/30                           Society of the United States;
(1997)                            Chairman and Chief Executive
                                  Officer of Evlico (insurance); Director
                                  of Avon, BP (oil and gas), Ecolab
                                  Incorporated (specialty chemicals),
                                  Tandem Financial Group, and
                                  Donaldson Lufkin & Jenrette
                                  Securities Corporation; Governor
                                  at Large,National Association of
                                  Securities Dealers, Inc.


46 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                                                                                     PORTFOLIOS
                                                                                       IN FUND          OTHER
    NAME, ADDRESS,                             PRINCIPAL                               COMPLEX      DIRECTORSHIP(S)
    DATE OF BIRTH                            OCCUPATION(S)                           OVERSEEN BY        HELD BY
(FIRST YEAR ELECTED*)                     DURING PAST 5 YEARS                          DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

David H. Dievler, #               Independent consultant. Until                           107      None
P.O. Box 167                      December 1994 he was Senior
Spring Lake, NJ 07762             Vice President of ACMC
10/23/29                          responsible for mutual fund
(1997)                            administration. Prior to joining
                                  ACMC in 1984, he was Chief
                                  Financial Officer of Eberstadt
                                  Asset Management since 1968.
                                  Prior to that, he was a Senior
                                  Manager at Price Waterhouse &
                                  Co. Member of American Institute
                                  of Certified Public Accountants
                                  since 1953.

John H. Dobkin, #                 Consultant. Formerly President of                       106      None
P.O. Box 12                       Save Venice, Inc. (preservation
Annandale, NY 12504               organization) from 2001-2002.
2/19/42                           Senior Adviser from June 1999-
(1997)                            June 2000 and President of Historic
                                  Hudson Valley (historic preservation)
                                  from December 1989-May 1999.
                                  Previously, Director of the National
                                  Academy of Design and during
                                  1988-1992, Director and Chairman
                                  of the Audit Committee of ACMC.

Michael J. Downey, #              Consultant since January 2004.                          81       Asia Pacific
c/o Alliance Capital              Formerly managing partner of                                     Fund, Inc.,
Management L.P.                   Lexington Capital, LLC (investment                               and
1345 Avenue of the                advisory firm) from December 1997                                The Merger
Americas                          until December 2003. Prior thereto,                              Fund
New York, NY 10105                Chairman and CEO of Prudential
Attention: Philip Kirstein        Mutual Fund Management from
1/26/44                           1987 to 1993.
(2005)

D. James Guzy                     Chairman of the Board of PLX                            58       Intel Corporation
P.O. Box 128                      Technology (semi-conductors)                                     (semi-conductors),
Glenbrook, NV 89413               and of SRC Computers Inc.,                                       Cirrus Logic
3/7/36                            with which he has been associated                                Corporation,
(2005)                            since prior to 2000. He is also                                  (semi-conductors),
                                  President of the Arbor Company                                   Novellus
                                  (private family investments).                                    Corporation
                                                                                                   (semi-conductor
                                                                                                   equipment),
                                                                                                   Micro Component
                                                                                                   Technology
                                                                                                   (semi-conductor
                                                                                                   equipment),
                                                                                                   the Davis Selected
                                                                                                   Advisors Group of
                                                                                                   Mutual Funds
                                                                                                   and LogicVision.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 47


                                                                                     PORTFOLIOS
                                                                                       IN FUND          OTHER
    NAME, ADDRESS,                             PRINCIPAL                               COMPLEX      DIRECTORSHIP(S)
    DATE OF BIRTH                            OCCUPATION(S)                           OVERSEEN BY        HELD BY
(FIRST YEAR ELECTED*)                     DURING PAST 5 YEARS                          DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Marshall C. Turner, Jr.           Principal of Turner Venture                             58       Toppan
220 Montgomery Street             Associates (venture capital and                                  Photomasks, Inc.,
Penthouse 10                      consulting) since prior to 2000.                                 the George Lucas
San Francisco, CA                 He is Chairman and CEO, DuPont                                   Educational
94104-3402                        Photomasks, Inc., Austin, Texas,                                 Foundation,
10/10/41                          2003-2005, and President and                                     Chairman of the
(2005)                            CEO since company acquired,                                      Board of the
                                  and name changed to Toppan                                       Smithsonian's
                                  Photomasks, Inc. in 2005                                         National Museum
                                  (semi-conductor manufacturing                                    of Natural History.
                                  services).


*  There is no stated term of office for the Fund's Directors.

** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+  Member of the Fair Value Pricing Committee.

++ Ms. Block was an "interested person", as defined in the1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable
Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.


48 o ALLIANCEBERNSTEIN HIGH YIELD FUND


OFFICER INFORMATION
Certain information concerning the Fund's Officers is listed below.

NAME, ADDRESS*                  POSITION(S)                        PRINCIPAL OCCUPATION
AND DATE OF BIRTH               HELD WITH FUND                     DURING PAST 5 YEARS**
----------------------------------------------------------------------------------------------------------------------
Marc O. Mayer                President and Chief           See biography above.
10/2/57                      Executive Officer

Philip L. Kirstein           Senior Vice President         Senior Vice President and Independent
5/29/45                      andIndependent                Compliance Officer of the
                             Compliance Officer            AllianceBernstein Funds with which he
                                                           has been associated since October
                                                           2004. Prior thereto, he was Of Counsel
                                                           to Kirkpatrick & Lockhart, LLP from
                                                           October 2003 to October 2004, and
                                                           General Counsel of Merrill Lynch
                                                           Investment Managers L.P. since prior to
                                                           2000 until March 2003.

Michael A. Snyder            Vice President                Senior Vice President of ACMC**
4/18/62                                                    since May 2001. Prior thereto, he was
                                                           a Managing Director in the high yield
                                                           asset management group at
                                                           Donaldson, Lufkin & Jenrette
                                                           Corporation since prior to 2000.

Mark A. Hamilton             Vice President                Vice President of ACMC**, with which
3/24/65                                                    he has been associated since October
                                                           2000 and a member of the Global
                                                           Fixed-Income and Global High Yield
                                                           portfolio-management  team. Prior
                                                           thereto, he managed SCB & Co.'s
                                                           European and Global fixed-income
                                                           portfolios for institutional and retail
                                                           clients in London since prior to 2000.

Gershon  Distenfeld          Vice President                Vice President of ACMC**, with which
12/30/75                                                   he has been associated since prior
                                                           to 2000.

Emilie D. Wrapp              Secretary                     Senior Vice President, Assistant
11/13/55                                                   General Counsel and Assistant
                                                           Secretary of ABIRM**, with which she
                                                           has been associated since prior to 2000.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 49


NAME, ADDRESS*                  POSITION(S)                        PRINCIPAL OCCUPATION
AND DATE OF BIRTH               HELD WITH FUND                     DURING PAST 5 YEARS**
----------------------------------------------------------------------------------------------------------------------
Mark D. Gersten              Treasurer and Chief           Senior Vice President of Alliance Global
10/4/50                      Financial Officer             Investor Services, Inc. ("AGIS")** and
                                                           Vice President of ABIRM**, with which
                                                           he has been associated since prior to
                                                           2000.

Vincent S. Noto              Controller                    Vice President of AGIS**, with which
12/14/64                                                   he has been associated since prior
                                                           to 2000.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, ABIRM, AGIS and SCB&Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.


50 o ALLIANCEBERNSTEIN HIGH YIELD FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 51


NOTES


52 o ALLIANCEBERNSTEIN HIGH YIELD FUND




ALLIANCEBERNSTEIN HIGH YIELD FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672





[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management




HIYAR0905








ITEM 2.    CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c)   The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                                                                    Audit-Related
                                                                      Audit Fees        Fees          Tax Fees
                                                                      ----------    -------------     --------
                                                              2004     $52,000        $9,173          $30,003
                                                              2005     $54,000        $4,187          $17,704



(d)   Not applicable.

(e) (1)   Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2)   All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                                                                                   Total Amount of
                                                                                                Foregoing Column Pre-
                                                                                                approved by the Audit
                                                                           All Fees for               Committee
                                                                        Non-Audit Services      (Portion Comprised of
                                                                         Provided to the         Audit Related Fees)
                                                                      Portfolio, the Adviser    (Portion Comprised of
                                                                      and Service Affiliates          Tax Fees)
                                                                      ----------------------    ---------------------
                                                             2004          $1,240,908               [ $289,176 ]
                                                                                                    ( $259,173 )
                                                                                                    (  $30,003 )
                                                             2005            $896,787               [ $189,594 ]
                                                                                                    ( $171,890 )
                                                                                                    (  $17,704 )


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS.

The following exhibits are attached to this Form N-CSR:

  EXHIBIT NO.   DESCRIPTION OF EXHIBIT
  12 (a) (1)    Code of Ethics that is subject to the disclosure of Item 2 hereof

  12 (b) (1)    Certification of Principal Executive Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

  12 (b) (2)    Certification of Principal Financial Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

  12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein High Yield Fund, Inc.

By:      /s/ Marc O. Mayer
             -------------
             Marc O. Mayer
             President

Date:     November 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
             -------------
             Marc O. Mayer
             President

Date:    November 29, 2005

By:    /s/ Mark D. Gersten
           ---------------
           Mark D. Gersten
           Treasurer and Chief Financial Officer

Date:    November 29, 2005